Annual Investor Conference November 15, 2004 New York City

Opening Remarks Marshall Larsen Chairman, President and CEO Goodrich 2004 Investor Conference

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives, and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: the extent to which the Company is successful in integrating Aeronautical Systems in a manner and a timeframe that achieves expected cost synergies and operating synergies; demand for and market acceptance of new and existing products, such as the Airbus A380, the Joint Strike Fighter, the Boeing 7E7, the Embraer 190 and the Boeing 717; and other factors discussed in the Company's filings with the Securities and Exchange Commission, including in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Sales by Market Channel 2004 - 2005 Change Analysis Market Channel Primary Market Drivers GR Change Comparisons GR Change Comparisons Market Channel Primary Market Drivers Estimated 2004 Change Estimated 2005 Change Military and Space - OE and Aftermarket US, UK Defense Budgets 10% Low Single Digit Growth Boeing and Airbus - OE Production Aircraft Deliveries Up Slightly Approx. 12% Regional, Business & General Aviation - OE Aircraft Deliveries 8% - 10% Approx. Flat Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size Around 6% Approx. 5% Heavy Airframe Maintenance Aircraft aging, Parked Fleet Up Slightly >10% Other IGT Market, Various Approx. Flat Flat Goodrich Total Sales 7% - 8% 6% - 8%

2002 2003 2004 2005 2006 2007 2008 2009 GR 10.2 27 77.6 167.1 263.8 351 531.8 641.5 Expected Future Sales from New Programs New Program Sales are Incremental to Sales Growth from Existing In-production Platform Positions (Dollars in Millions) Annual Expected Future Sales for: A380 Program 7E7 Program CF34-10 Nacelle System JSF Program C-5 Re-engine Program Small Engine Controls

Financial Review Rick Schmidt Executive Vice President Chief Financial Officer Goodrich 2004 Investor Conference

Agenda Third Quarter Summary 2004 and 2005 Outlook Initiatives/Strategies

Third Quarter Overview Another solid quarter Driven by improving Aerospace market fundamentals 41% EPS growth compared to 3Q 2003 Strong cash flow Several new contracts/awards Updated full year guidance Sales high end of $4.7-$4.75 billion EPS outlook $1.45-$1.50 Cash flow from operations less capital expenditures exceed net income Continued commitment to debt retirement $75M retired in 3Q $99M retired in 4Q Establishing Solid Foundation for Long-term Value Creation

Third Quarter 2004 Sales by Market Channel 2004 YTD Sales Mix Sales by Market Channel Growth Over 2003 Growth Over 2003 2004 YTD Sales Mix Sales by Market Channel 3Q 2004 YTD 2004 25% Boeing & Airbus Aftermarket 10% 7% 7% Regional, Business & GA Aftermarket 31% 19% 3% Heavy Airframe Maintenance 10% 1% 35% Sub Total Commercial Aftermarket 14% 8% 30% Military & Space OE & Aftermarket 5% 6% 23% Boeing & Airbus OE Production 5% 1% 6% Regional, Business & GA OE Production 40% 23% 6% All Other 10% 5% $3.5 Bil Goodrich Total Sales 10% 6% Growth in All Markets

(Dollars in Millions, excluding EPS) 3rd Qtr 2003 3rd Qtr 2004 % Inc/(Dec) Sales $1,064 $1,167 10% Segment Operating Income $118 $132 12% - % of Sales 11.1% 11.3% Net Income $34 $50 47% Diluted EPS $0.29 $0.41 41% Cash Flow from Operations $131 $110 (16%) Capital Expenditures $28 $31 11% Third Quarter 2004 Financial Summary

Third Quarter 2004 Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income from Continuing Operations Diluted EPS Third Quarter 2003 -from Continuing Operations $1,064 $34 $0.29 Increased overall volume, change in share count, other $82 $23 $0.19 Increased new program development expenditures (R&D, Bid and Proposal, other) ($11) ($0.09) Foreign Exchange Sales and Income Impacts $21 $0 --- Lower facility closure, headcount reduction and asset impairment charges $2 $0.01 Stock-based compensation expensing ($2) ($0.02) State tax settlement, debt retirement costs, reserve for adverse preliminary labor dispute ruling, technology development grant treatment correction $7 $0.06 P & L Headwind (Incentive Comp, Liability Insurance, Tax Litigation, Retiree Medical) ($3) ($0.03) Third Quarter 2004 -from Continuing Operations $1,167 $50 $0.41

Third Quarter 2004 Cash Flow Components (Dollars in Millions) 3rd Qtr 2003 3rd Qtr 2004 Net Income from Continuing Operations $34 $50 Depreciation and Amortization $55 $55 Working Capital - (Increase)/Decrease (1) ($16) ($78) Income Taxes $34 $5 Restructuring (Net) ($10) ($4) All Other (Net) $34 $82 Cash Flow from Operations $131 $110 Capital Expenditures ($28) ($31) Free Cash Flow (2) $103 $79 Conversion (3) 303% 158% (1) Working Capital equals Accounts Receivable plus Inventory minus Accounts Payable (2) Cash Flow from Operations minus Capital Expenditures (3) Free Cash Flow / Net Income Note: See supplemental information slide for detailed calculation of Free Cash Flow and Conversion as of the dates indicated.

Agenda Third Quarter Summary 2004 and 2005 Outlook Initiatives/Strategies

2004 Overview Expect strong finish to 2004 Q4 sales at record levels 9-10% sequential growth over Q3 Corresponding EPS growth Q4 positive free cash flow Further debt retirement completed Raised Guidance for 2004

2004 Financial Outlook Actual Nine Months Estimated Q4 2004 Outlook Sales $3,463M $1,262-1,287M $4,700-4,750M (High End) Net Income $136 $38-44 $174-180 Diluted Earnings Per Share: - Continuing Operations $1.00 $0.32-0.37 $1.32-1.37 - Cumulative Effect of Acctg Change $0.13 - $0.13 Net Income $1.13 $0.32-0.37 $1.45-1.50 Cash Flow from Operations $240M >$80M > $320M Capital Expenditures ($82M) ($58-68M) ($140-150M) Free Cash Flow (1) $158M > $17M > $175M Conversion % (2) 116% > 45% > 100% Q4 Includes Projected $0.06 EPS for Debt Retirement Expenses (1) Cash Flow from Operations minus Capital Expenditures (2) Free Cash Flow/Net Income Note: See supplemental information slide for detailed calculation of Free Cash Flow and Conversion as of the dates indicated.

2005 Outlook Assumptions Boeing/Airbus Production Up ~12% Global ASM Growth ~5% No New Market Disruption (Terrorism, SARS) Stable/Small Changes in Interest and FX Rates 7E7 Introduction On Current Schedule GR Macro Assumptions Continued Global Economic Recovery Military/Regional OE Stable to Moderate Growth

GOODRICH

2005 Sales & Margin Expectations

Sales Growth Expectations

Goodrich 2004 YTD Sales Mix	Market	2005 Market Growth
23%	Boeing/Airbus OE	~12%
6%	Regional, Business & GA OE	Flat
32%	Aftermarket (Commer & Regional)	~5%
30%	Military & Space (Total)	Low Single Digit
3%	Heavy Maintenance	> 10%
6%	IGT/Other	Flat

2005 Sales $5.0-5.1B
+6-8% versus 2004

Segment Margin Considerations

- Positive influences
  - Volume/fixed cost absorption
  - Cost reduction/restructuring benefits
  - Enterprise initiatives
  - R&D/new program spending flat
  - Improving Actuation results
- Negative influences
  - Continued pricing pressure
  - OE growth creates unfavorable mix
  - Pension cost increasing
  - FX – dollar weakness

Expect Margin Expansion Beyond Sales Growth

17

2005 Outlook
Airframe Systems Segment

	Estimate 2004	Estimate 2005	Highlights
Sales	~ $1.65M	~ $1.78M	+ Landing Gear, Actuation OE + A380 deliveries + Alaska heavy maintenance - Wheel & Brake pricing
	+ 7-8%		
Segment Margins	5.5-6.0%	5.2-5.7%	+ Volume/absorption + Enterprise initiatives + Cost improvements + Heavy maintenance efficiencies - Wheel & Brake pricing - Anticipated restructuring expense - Higher OE mix - Higher Wheel & Brake no charge
	Slight Decrease		

Focus on Operational Excellence;
Expect Margin Expansion in 2006

18

2005 Outlook Engine Systems Segment Estimate 2004 Estimate 2005 Highlights Sales ~ $1.93B ~ $2.02B + OE requirements + Spares/Aftermarket growth + Asia-Pacific MRO - Military program completion Segment Margins 14.0-14.5% 15.0-15.5% + Volume/absorption + Aftermarket mix + Cost improvements + Enterprise initiatives - R&D expense increase Market Driven Sales Growth, Margin Expansion + 5-6% Up 0.5-1.5%

2005 Outlook Electronic Systems Segment Estimate 2004 Estimate 2005 Highlights Sales ~ $1.15B ~ $1.25B + Military/Space • Reconnaissance • Classified programs + New regional & business programs + A380 deliveries + Homeland security Segment Margins 11.5-12.0% 13.0-13.5% + Volume/absorption + Enterprise initiatives + Cost improvements + Lower R&D expense Military Growth, Margin Expansion + 8-9% Up 1.0-2.0%

2005 Outlook P&L Summary ($M) Estimate 2004 Estimate 2005 B/(W) Sales $4.73-4.75B $5.0-5.1B +6-8% Segment Income $495-515 $555-585 +10-15% Margin % 10.5-11.0% 11.0-11.5% Net Income $174-180 $195-220 +10-25% EPS (Diluted) - Continuing Operations $1.32-1.37 $1.60-1.80 +20-35% - Reported $1.45-1.50 $1.60-1.80 +10-20% Shares Outstanding 120.5M ~ 122.5M +1-2% Strong Earnings Growth

2005 Outlook
Earnings Guidance Range

EPS Guidance $1.60-1.80

Major Variables	Low End	High End
Global ASM Growth	< 4% Increase	> 6% Increase
Boeing/Airbus OE Production	< 10% Increase	> 14% Increase
Foreign Exchange (Euro, £, C$)	$ Weakens >5% From Q3 End Rates	$ Stable to Stronger Vs. Q3 End Rates
Pension Expense	Q4 Interest Rate & Equity Market Decreases	Q4 Interest Rate & Equity Market Increases
New Program Investments	Additional New Program Launches (A350, C Series)	No New Program Launches

Factors Excluded from Guidance

- 2005 debt retirement expenses and savings
- Final resolution of Rohr and Coltec tax cases
- Settlement of potential contractual disputes with Northrop
- Unanticipated large contract terminations (e.g. 717)

22

2005 Outlook Free Cash Flow ($M) Estimate 2004 Estimate 2005 Highlights Net Income $174-180 $195-220 Depreciation & Amortization $220-225 $230-240 - Higher CAPEX Working Capital ($130-150) ($30-60) - New programs, sales growth Income Taxes $20-30 $0 - Excludes Rohr & Coltec tax cases All Other > $60 $0 to Negative - Accrued liabilities, entry fees, pension, restructuring, Cash Flow from Operations > $320 > $360 Capital Expenditures ($140-150) ($190-210) - Cost reduction, capacity, Landing Gear recapitalization Free Cash Flow (1) > $175M > $150M Conversion (2) > 100% > 75% Investment to Support Cyclical Upturn (1) Cash Flow from Operations minus Capital Expenditures (2) Free Cash Flow/Net Income Note: See supplemental information slide for detailed calculation of Free Cash Flow and Conversion as of the dates indicated.

2005 Potential P&L Headwind Pension Expense Dependent on 4Q 2004 performance Guidance assumes up $5M pre-tax Foreign Exchange GR has unhedged exposure Guidance assumes dollar stable to slight weakening from Q3 2004 end rates Tax Legislation (Jobs Creation Act of 2004) Phase out of ETI/FSC benefit Contributes to rising effective tax rate Guidance assumes 32% rate (vs. 31% in 2004) Debt Retirement Guidance excludes further debt retirement savings & premium expense 2004 retirement generates 2005 interest savings Reasonable Assumptions Reflected in Guidance

2005 Outlook Pension Assumptions (All Plans: Qualified & Non-Qualified) 2003 Act 2004 Est 2005 Est Pension Expense 88 87 92.5 Pension Contributions 63 55 90 Pension assumptions: No smoothing of asset returns for 80% of plans Implies 2005 expense based on 12/31/04 plan assets at FMV Voluntary contributions projected equal to expense as part of return to full funding No legally required contributions for 2005 $M $88 $63 $87 $55 Actual 2003 Actual 2004 Estimate 2005 Asset Returns - U.S. 9.25% 9.0% 9.0% - U.K. 8.23% 8.5% 8.5% Discount Rate - U.S. 6.875% 6.25% 6.25% - U.K. 6.0% 5.75% 5.75% $92 ~ $90

2005 Outlook Pension Expense Sensitivity 2005 pension expense dependent on Q4 2004 results for U.S. asset returns and interest rates Impact on 2005 pension expense from different Q4 assumptions September 30, 2004 actual plan assets $2.3 billion Projected 2005 pension expense $92M so possible headwind if asset returns and rates remain low in Q4 Estimated 12/31/04 U.S. Discount Rate: Estimated 12/31/04 Plan Assets Estimated 12/31/04 Plan Assets Estimated 12/31/04 Plan Assets Estimated 12/31/04 U.S. Discount Rate: - $100M $2.3B + $100M 5.75% +$24 +$10 -$4 6.0% +$19 +$5 -$9 6.25% +$14 $0 -$14

2005 Outlook Foreign Exchange Considerations Goodrich foreign currency exposure Approx. 85-90% of sales in US dollars Approx. 70-75% of pre-tax costs in US dollars Euro, Pound and Canadian $ represent >98% of exposure Exposure increased with Aeronautical Systems acquisition due to significant European manufacturing presence Goodrich 2005 exposure Currently hedged on approximately 65% of 2005 at favorable rates vs. 2004 Unhedged portion subject to FX rate fluctuations until hedged or realized Active programs to reduce net exposure (outsourcing, contract terms) 2005 sensitivity to FX rate changes for Euro, Pound & C$ 10% move equals $0.10 EPS

2005 Outlook American Jobs Creation Act of 2004 Repeals ETI benefit for U.S. exporters: Three year phase out; transition rules complex. Replaced with domestic production activity (DPA) deduction based on U.S. manufacturing income; six year phase in. ETI benefit important to Goodrich. DPA benefit not expected to fully offset ETI loss. Contributes to projected higher 2005 effective tax rate of 32% vs. 31% in 2004. Included in 2005 guidance Remaining ETI Benefit 2005 2006 2007 Remaining ETI Benefit 80% 60% 0% DPA Deduction 2005-2006 2007-2009 2010 & Beyond DPA Deduction 3% 6% 9% ETI Deduction * 2003 2004 2005 ETI Deduction * $54M $60-65M $65-70M Preliminary Analysis Only; Still Under Review * Before new legislation phase-out

2005 Outlook Summary 6% to 8% revenue growth projected 50 to 100 basis point segment margin expansion Operational excellence and volume leverage Continuing to invest for future 20% to 35% growth in EPS from continuing operations Free cash flow conversion above 75% as Aerospace cycle improves New program investments (A380, 7E7) Working capital to support revenue growth Capital for cost reduction, capacity, landing gear Potential non-operational headwind Balancing Short-term Earnings Improvements and Long-term Value Creation

Agenda Third Quarter Summary 2003 and 2004 Outlook Initiatives/Strategies De-leveraging Strategies Other Capital Structure Considerations Investor Relations Objectives

Cash Generation/Deleveraging Focus Stretched balance sheet 4Q 2002 to acquire strategic asset (TRW-AS) Concurrent market downturn Rapid de-leveraging became priority Sold equity in 2002 Sold Avionics SBU to L3 Monetized assets CAPEX control Enhanced resource allocation metrics & priorities Continued new product developments Solid Results to Date; Reduced Net Debt Approx. $1.2 Billion or 42% $M Proforma 10/1/2002 Actual 12/31/2002 Actual 12/31/2003 Actual 9/30/2004 Net Debt 2893 2487 1836 1688 Cash 146 150 378 346 Total Debt + QUIPS $3,039 Cash $146 Net Debt + QUIPS $2,893 Total Debt + QUIPS $2,638 Total Debt + QUIPS $2,215 Total Debt $2,034 Cash $150 Net Debt + QUIPS $2,488 Cash $378 Net Debt + QUIPS $1,837 Cash $346 Net Debt $1,688 Note: See supplemental information slide for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated.

Future De-leveraging Strategies Continued debt retirement in Q4 Retired $99M senior debt in early November $10M premium expense included in EPS guidance Utilized existing cash balances ($346M @ 9/30/04) 2005 objective to retire another $150-200M if current recovery confirmed/sustainable Positive cash flow after dividends projected for 2005 Cash balances @ normal operating levels (+- $50M) Ample liquidity available Premiums and savings excluded from guidance Potential to accelerate 2005 debt retirement Cash flow exceeds expectations Final resolution of Coltec tax case Resolution of potential contract dispute with Northrop Further portfolio pruning Debt Retirement Remains GR Priority

Other Capital Structure Considerations Objective to achieve solid investment grade rating metrics in 2005/2006 Combination of debt retirement and earnings growth Comfortable with current $0.80 dividend level 45-50% payout ratio on 2005 EPS guidance Longer term objective 30-35% payout No significant acquisitions until ratings objectives achieved Conservative Operating Philosophy Today Credit Ratings Objective BBB - S&P BBB + Baa 3 Moody's Baa 1 BBB Fitch BBB + 2.8 - 3.0X Net Debt to EBITDA 2.0-2.5X

Coltec Tax Case Favorable ruling received November 2, 2004 Government has 90 days to appeal - if Government does not appeal, or decision ultimately upheld, Goodrich entitled to the refund plus interest pursuant to agreement with Coltec Income recognition upon receipt of cash Financial Implications - as of November 3, 2004 Cash implications Tax Refund $83M Interest $46M (Taxable @ 35% Rate) Total Cash $129M Income recognition of $145M ($1.18/Share EPS) Cash Received $129M Tax on Interest ($16M) Reserve Reversal $32M Total Income $145M Excluded from 2005 EPS & Cash Flow guidance

Investor Relations Approach Frequent, clear, concise communications Industry conference participation One-on-one's/road shows Annual investor meeting Transparent financial results & disclosure GAAP reporting Conservative accounting principles Detailed disclosure Focus on stakeholder issues Strengthen balance sheet Long-term value creation GR Commitment to Transparency/Integrity and Shareholder Value

Goodrich 2004 Investor Conference Supplemental Information

Supplemental Information Debt Retirement * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.

Supplemental Information Cash Flow (Dollars in Millions) (Dollars in Millions) 3Q 2003 2004 2004 2004 2004 2005 Outlook (Dollars in Millions) (Dollars in Millions) 3Q 2003 3Q Actual 3Q YTD Actual Estimated 4Q Full year Outlook 2005 Outlook Net Income from Continuing Operations Net Income from Continuing Operations $34 $50 $136 $38 - $44 $174 - $180 $195 - $220 Cash Flow from Operations Cash Flow from Operations $131 $110 $240 >$80 >$320 >$360 Capital Expenditures Capital Expenditures $28 $31 $82 $58 - $68 $140 - $150 $190 - $210 Calculations: Calculations: $103 $79 $158 >$17 >$175 >$150 Free Cash Flow - (Cash Flow from Operations minus Capital Expenditures) $103 $79 $158 >$17 >$175 >$150 Free Cash Flow Conversion - (Free cash flow divided by net income) 303% 158% 116% >45% >100% >75% Free Cash Flow (defined as cash flow from operations minus capital expenditures) and Conversion (defined as Free Cash Flow divided by net income) are non-GAAP financial measures that management believes are useful for investors, because they portray the company's ability to generate cash from its core businesses for such purposes as repaying debt, funding acquisitions and paying dividends. Management uses these measures internally to assess business performance and overall liquidity and uses Free Cash Flow as a component for determining incentive-based compensation. These measures should not be considered as substitutes for cash flow from operations, and do not necessarily represent amounts available for discretionary expenditures. Because not all companies calculate these measures in the same manner, the company's presentation may not be comparable to other similarly titled measures reported by other companies.